EXHIBIT 99.1

InterMedia Partners and Hemisphere Media Announce Proposed Liquidity Opportunity for InterMedia’s Limited Partners

NEW YORK, NY – September 7, 2016 –InterMedia Partners, L.P. (“InterMedia”)  and Hemisphere Media Group, Inc. (NASDAQ:  HMTV)(“Hemisphere”) today announced that they have entered into a stockholders agreement in connection with InterMedia’s proposed plan to provide liquidity options to its limited partners with respect to the securities of Hemisphere.

InterMedia’s fund, InterMedia Partners VII, L.P. (“IPVII”), is nearing the end of its term and InterMedia is providing liquidity options to its Limited Partners, comprised of the following: (1) an in-kind pro rata distribution of Hemisphere securities currently held by InterMedia, including common stock and warrants; (2) the right to re-invest their pro rata securities into a new vehicle (the “Rollover SPV”) managed by an affiliate of InterMedia on behalf of such limited partners; or (3) the right to receive a cash payment from a new vehicle (the “Investor”), managed by an affiliate of InterMedia and funded by Searchlight Capital Partners (“Searchlight”), which will pay the limited partners $9.75 per allocable unit of securities.  The cash option is conditional upon sufficient limited partners electing to receive cash.  It is expected that the transaction will be completed in October 2016.  Upon closing, the stockholders agreement will govern the rights with respect to the securities of Hemisphere owned by the Rollover SPV, the Investor and Searchlight.

Leo Hindery and Peter Kern, co-managing partners of InterMedia will remain on the Board of Directors of Hemisphere and, upon closing, two designees of Searchlight will join Hemisphere’s Board of Directors. Peter Kern, Managing Partner of InterMedia and Chairman of Hemisphere stated, “After an extensive process we believe we have found a series of alternatives that offers our limited partners an attractive set of options.  This transaction will transition our significant ownership position in an orderly fashion that will minimize any impact on the company or the trading of its securities.  Those limited partners who wish to be long term holders of Hemisphere stock will have the ability to receive Hemisphere stock, while those requiring a cash option can elect to receive cash.   We are strong believers in the growth prospects of Hemisphere, and this orderly transition of our ownership position will enable the company and management to stay focused on that agenda.”

Mr. Kern will be the managing partner of the general partner of the investment vehicles for both Searchlight and the Rollover SPV.

Alan Sokol, CEO and President of Hemisphere added, “We are pleased that InterMedia was able to smoothly transition its ownership.  This transaction is an affirmation of our strategy, and upon its closing the addition of two experienced media investors from Searchlight to our Board places us in an even stronger position to achieve our strategic objectives.”

The consummation of the transaction is subject to certain regulatory approvals and certain other conditions.  An independent committee of the board of directors of Hemisphere reviewed and negotiated the transaction on behalf of Hemisphere with the advice of outside counsel and financial advisors and recommended that the board approve the transaction.  The board approved the transaction.  The transaction will not constitute a change of control of Hemisphere for FCC or any other purposes as the high vote B shares which remain in the Rollover SPV and the new Searchlight financed vehicle will continue to be managed and voted by Peter Kern.

Morrris, Nichols, Arsht & Tunnell LLP is acting as legal counsel to the independent committee of the board of directors of Hemisphere and Stifel, Nicolaus & Company is acting as its financial advisor.  Paul Weiss Rifkind Wharton & Garrison LLP is acting as legal advisor to IPVII and Lazard is acting as IPVII’s financial advisor.  Wachtell, Lipton Rosen & Katz is acting as legal advisor to Searchlight and LionTree Advisors is acting as Searchlight’s financial advisor.

Forward-Looking Statements

This press release may contain certain statements about Hemisphere that are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These include, but are not limited to, statements relating to Hemisphere's future financial and operating results (including growth and earnings), plans, objectives, expectations and intentions and other statements that are not historical facts. These statements are based on the current expectations of the management of Hemisphere and are subject to uncertainty and changes in circumstance, which may cause actual results to differ materially from those expressed or implied in such forward-looking statements. Without limitation, any statements preceded or followed by or that include the words "targets," "plans," "believes," "expects," "intends," "will," "likely," "may," "anticipates," "estimates," "projects," "should," "would," "expect," "positioned," "strategy," "future," or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements are discussed under the heading "Risk Factors" and "Forward-Looking Statements" in Hemisphere's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission ("SEC"), as they may be updated in any future reports filed with the SEC. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, Hemisphere's actual results, performance, or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and Hemisphere undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

About InterMedia Partners

Founded in 1988 by Leo J. Hindery, Jr., InterMedia is premised on the philosophy that by bringing extensive operating experience to media private equity, the fund could drive superior returns.  Over the course of its seven funds, InterMedia has invested in cable television, broadcast television, content and content production, print, programming, and digital opportunities.  InterMedia’s Partners have over 50 years of operating experience and, by making control investments, they are able to bring that knowledge base to bear on the acquired assets.

About Hemisphere Media Group, Inc.

Hemisphere Media Group, Inc. (NASDAQ:HMTV) is the only publicly traded pure-play U.S. media company targeting the high growth Spanish-language television and cable networks business in the U.S. and Latin America. Headquartered in Miami, Florida, Hemisphere owns and operates five leading

U.S. Hispanic cable networks, two Latin American cable networks, and the leading broadcast television network in Puerto Rico. Hemisphere's networks consist of:

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Cinelatino, the leading Spanish-language movie channel with over 17 million subscribers across the U.S., Latin America and Canada, including 4.5 million subscribers in the U.S. and 13 million subscribers in Latin America, featuring the largest selection of contemporary Spanish-language blockbusters and critically-acclaimed titles from Mexico, Latin America, Spain and the Caribbean.

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WAPA, Puerto Rico's leading broadcast television network with the highest primetime and full day ratings in Puerto Rico. Founded in 1954, WAPA produces more than 75 hours per week of top-rated news and entertainment programming.

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WAPA America, the leading cable network targeting Puerto Ricans and other Caribbean Hispanics living in the U.S., featuring the highly-rated news and entertainment programming produced by WAPA. WAPA America is distributed in the U.S. to 5.2 million subscribers.

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Pasiones, dedicated to showcasing the most popular telenovelas and drama series, distributed in the U.S. and Latin America. Pasiones has 4.5 million subscribers in the U.S. and 10.8 million subscribers in Latin America.

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Centroamerica TV, the leading network targeting Central Americans living in the U.S., the third-largest U.S. Hispanic group, featuring the most popular news, entertainment and soccer programming from Central America. Centroamerica TV is distributed in the U.S. to 4 million subscribers.

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Television Dominicana, the leading network targeting Dominicans living in the U.S., featuring the most popular news, entertainment and baseball programming from the Dominican Republic. Television Dominicana is distributed in the U.S. to 3.1 million subscribers.

About Searchlight Capital Partners

Searchlight is a global private investment firm with offices in New York, London and Toronto.  Searchlight seeks to invest in business where their long-term capital and strategic support accelerate value creation for all shareholders.

Contacts:

For InterMedia
Mark Coleman, 212-503-2855
mcoleman@intermediaadvisors.com

For Hemisphere Media
Sloane & Company
Erica Bartsch, 212-446-1875
ebartsch@sloanepr.com